John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the fund)

Supplement dated December 12, 2019, to the current Prospectus, as may be supplemented

At an in-person meeting held on December 10-12, 2019, the Trust’s Board of Trustees approved a reduction in the fund’s management fee schedule, effective upon the reassignment of each of International Value Fund, a fund of John Hancock Funds II, and International Value Trust, a fund of John Hancock Variable Insurance Trust, to Boston Partners Global Investors, Inc., which is expected to occur on or about February 12, 2020 (the Effective Date). Accordingly, as of the Effective Date, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Management fee,” is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average daily net assets ($)	Annual rate (%)
First 300 million	0.825
300 million to 2.5 billion*	0.775
Next 500 million	0.750
Excess over 3 billion	0.725

* When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.

During its most recent fiscal year, the fund paid the advisor a management fee equal to 0.78% of average daily net assets (including any waivers and/or reimbursements). The fee schedule above is expected to become effective on or about February 12, 2020.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Investment Trust

John Hancock Disciplined Value International Fund (the fund)

Supplement dated December 12, 2019, to the current John Hancock Equity and Alternative/Specialty Funds Class NAV Prospectus, as may be supplemented

At an in-person meeting held on December 10-12, 2019, the Trust’s Board of Trustees approved a reduction in the fund’s management fee schedule, effective upon the reassignment of each of International Value Fund, a fund of John Hancock Funds II, and International Value Trust, a fund of John Hancock Variable Insurance Trust, to Boston Partners Global Investors, Inc., which is expected to occur on or about February 12, 2020 (the Effective Date). Accordingly, as of the Effective Date, the disclosure regarding the fund’s management fee schedule in the “Fund details” section, under the heading “Who’s who — Management fee for Disciplined Value International Fund,” is modified as follows:

The fund pays the advisor a management fee for its services to the fund. The advisor in turn pays the fees of the subadvisor. The management fee is stated as an annual percentage of the aggregate net assets of the fund (together with the assets of any other applicable fund identified in the advisory agreement) determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund. The fee schedule that follows is expected to become effective on or about February 12, 2020.

Average daily net assets ($)	Annual rate (%)
First 300 million	0.825
300 million to 2.5 billion*	0.775
Next 500 million	0.750
Excess over 3 billion	0.725

* When aggregate net assets are equal to or exceed $300 million, the advisory fee is 0.775% on all net assets up to $2.5 billion.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.